CONFORMED COPY





                                40,000,000 Shares



                            DLJ HIGH YIELD BOND FUND



                                  COMMON STOCK



                            PAR VALUE $.001 PER SHARE













                             UNDERWRITING AGREEMENT

July 27, 1998


Donaldson, Lufkin & Jenrette
  Securities Corporation
Advest, Inc.
Fac/Equities
Fahnestock & Co. Inc.
First of Michigan Corporation
Gruntal & Co., L.L.C.
Interstate/Johnson Lane
  Corporation
Janney Montgomery Scott Inc.
Johnston, Lemon & Co. Incorporated
Sands Brothers & Co. Ltd.
Sutro & Co. Incorporated
Tucker Anthony Incorporated
c/oDonaldson, Lufkin & Jenrette
     Securities Corporation
   277 Park Avenue
   New York, New York 10172

Dear Sirs and Mesdames:

      DLJ High Yield Bond Fund, a Delaware business trust (the "Fund"), is a newly formed, non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund proposes to issue and sell to the several Underwriters named in Schedule I hereto (the "Underwriters") 40,000,000 common shares of beneficial interest, par value $.001 per share (the "Firm Shares"). The Fund also proposes to issue and sell from time to time to the several Underwriters not more than an additional 6,000,000 common shares of beneficial interest, par value $.001 per share (the "Additional Shares"), if requested by the Underwriters as provided in Section 2 hereof. The Firm Shares and the Additional Shares are hereinafter collectively referred to as the "Shares". The common shares of beneficial interest, $.001 par value per share, of the Fund to be outstanding after giving effect to the sales contemplated hereby are hereinafter referred to as the "Common Shares".

      SECTION 1. Registration Statement and Prospectus. The Fund has prepared and filed with the Securities and Exchange Commission (the "Commission") a notification on Form N-8A (the "Notification") of registration of the Fund as an investment company and a registration statement on Form N-2, including a prospectus, relating to the Shares. The registration statement, as amended at the time it became effective, including the information (if any) deemed to be part of the registration statement at the time of effectiveness pursuant to Rule 430A under the Securities Act of 1933, as amended, is hereinafter referred to as the "Registration Statement"; and the prospectus in the form first used to confirm sales of Shares is hereinafter referred to as the "Prospectus". If the Fund has filed or is required pursuant to the terms hereof to file a registration statement pursuant to Rule 462(b) under the Securities Act of 1933, as amended, registering additional shares of Common Shares (a "Rule 462(b) Registration Statement"), then, unless otherwise specified, any reference herein to the term "Registration Statement" shall be deemed to include such Rule 462(b) Registration Statement. The Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder are collectively referred to as the "Securities Act"; the Investment Company Act of 1940, as amended, and the rules and regulations of the Commission thereunder are collectively referred to as the "Investment Company Act"; and the Securities Act and the Investment Company Act are collectively referred to as the "Acts".

      SECTION 2. Agreements to Sell and Purchase. On the basis of the representations and warranties contained in this Agreement, and subject to its terms and conditions, the Fund agrees to issue and sell, and each Underwriter agrees, severally and not jointly, to purchase from the Fund at a price per Share of $10.00 (the "Purchase Price") the number of Firm Shares set forth opposite the name of such Underwriter in Schedule I hereto.

      On the basis of the representations and warranties contained in this Agreement, and subject to its terms and conditions, the Fund further agrees to issue and sell the Additional Shares and the Underwriters shall have the right to purchase, severally and not jointly, up to 6,000,000 Additional Shares from the Fund at the Purchase Price. Additional Shares may be purchased solely for the purpose of covering over-allotments made in connection with the offering of the Firm Shares. The Underwriters may exercise their right to purchase Additional Shares in whole or in part from time to time by giving written notice thereof to the Fund within 60 days after the date of this Agreement. You shall give any such notice on behalf of the Underwriters and such notice shall specify the aggregate number of Additional Shares to be purchased pursuant to such exercise and the date for payment and delivery thereof, which date shall be a business day (i) no earlier than two business days after such notice has been given (and, in any event, no earlier than the Closing Date (as hereinafter defined)) and (ii) no later than ten business days after such notice has been given. If any Additional Shares are to be purchased, each Underwriter, severally and not jointly, agrees to purchase from the Fund the number of Additional Shares (subject to such adjustments to eliminate fractional shares as you may determine) which bears the same proportion to the total number of Additional Shares to be purchased from the Fund as the number of Firm Shares set forth opposite the name of such Underwriter in Schedule I bears to the total number of Firm Shares.

      For each of the Shares sold to the several Underwriters pursuant to this Agreement, the Investment Manger (not the Fund) agrees to pay or cause to be paid to Donaldson, Lufkin & Jenrette Securities Corporation for its own account and the account of each Underwriter a fee equal to an amount computed by multiplying (A) $0.50, by (B) the sum of the number of Shares purchased by Donaldson, Lufkin & Jenrette Securities Corporation and each such Underwriter on the Closing Date and any Option Closing Date (as defined below in Section 4).

      The Fund hereby agrees not to (i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any shares of Common Shares or any securities convertible into or exercisable or exchangeable for Common Shares or
(ii) enter into any swap or other arrangement that transfers all or a portion of the economic consequences associated with the ownership of any Common Shares (regardless of whether any of the transactions described in clause (i) or (ii) is to be settled by the delivery of Common Shares, or such other securities, in cash or otherwise), except to the Underwriters pursuant to this Agreement or as described in the Prospectus, including the Fund's Automatic Divided Reinvestment Plan (the "Plan"), for a period of 180 days after the date of the Underwriting Agreement without the prior written consent of Donaldson, Lufkin & Jenrette Securities Corporation.

      SECTION 3. Terms of Public Offering. The Fund and the Investment Manager are advised by you that the Underwriters propose (i) to make a public offering of their respective portions of the Shares as soon after the execution and delivery of this Agreement as in your judgment is advisable and (ii) initially to offer the Shares upon the terms set forth in the Prospectus.

      SECTION 4. Delivery and Payment. The Shares shall be represented by definitive certificates and shall be issued in such authorized denominations and registered in such names as Donaldson, Lufkin & Jenrette Securities Corporation shall request not later than two business days prior to the Closing Date or the applicable Option Closing Date (as defined below), as the case may be. The Fund shall deliver the Shares, with any transfer taxes thereon duly paid by the Fund, to Donaldson, Lufkin & Jenrette Securities Corporation through the facilities of The Depository Trust Company ("DTC"), for the respective accounts of the several Underwriters, against payment to the Fund of the Purchase Price therefor by wire transfer of Federal or other funds immediately available in New York City. The certificates representing the Shares shall be made available for inspection not later than 9:30 A.M., New York City time, on the business day prior to the Closing Date or the applicable Option Closing Date, as the case may be, at the office of DTC or its designated custodian (the "Designated Office"). The time and date of delivery and payment for the Firm Shares shall be 9:00 A.M., New York City time, on July 31, 1998 or such other time on the same or such other date as Donaldson, Lufkin & Jenrette Securities Corporation and the Fund shall agree in writing. The time and date of delivery and payment for the Firm Shares are hereinafter referred to as the "Closing Date". The time and date of delivery and payment for any Additional Shares to be purchased by the Underwriters shall be 9:00 A.M., New York City time, on the date specified in the applicable exercise notice given by you pursuant to Section 2 or such other time on the same or such other date as Donaldson, Lufkin & Jenrette Securities Corporation and the Fund shall agree in writing. The time and date of delivery and payment for any Additional Shares are hereinafter referred to as an "Option Closing Date".

      Payment of the Underwriters' fee described in the third paragraph of
Section 2 hereof shall be made or caused to be made by the Investment Manager to Donaldson, Lufkin & Jenrette Securities Corporation for its own account and the account of each Underwriter in Federal or other funds immediately available in New York City on the Closing Date and any Option Closing Date.

      The documents to be delivered on the Closing Date or any Option Closing Date on behalf of the parties hereto pursuant to Section 10 of this Agreement shall be delivered at the offices of Davis Polk & Wardwell, 450 Lexington Avenue, New York, New York 10017 and the Shares shall be delivered at the Designated Office, all on the Closing Date or such Option Closing Date, as the case may be.

      SECTION 5.  Agreements of the Fund.

            (a) To advise you promptly and, if requested by you, to confirm such advice in writing, (i) of any request by the Commission for amendments to the Registration Statement or amendments or supplements to the Prospectus or for additional information, (ii) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of the suspension of qualification of the Shares for offering or sale in any jurisdiction, or the initiation of any proceeding for such purposes, (iii) when any amendment to the Registration Statement becomes effective, (iv) if the Fund is required to file a Rule 462(b) Registration Statement after the effectiveness of this Agreement, when the Rule 462(b) Registration Statement has become effective and (v) of the happening of any event during the period referred to in Section 5(e) below which makes any statement of a material fact made in the Registration

      Statement or the Prospectus untrue or which requires any additions to or changes in the Registration Statement or the Prospectus in order to make the statements therein not misleading. If at any time the Commission shall issue any stop order suspending the effectiveness of the Registration Statement, the Fund will use its best efforts to obtain the withdrawal or lifting of such order at the earliest possible time.

            (b) To notify you immediately, and confirm such notice in writing,
      (i) of the institution of any proceedings pursuant to Section 8(e) of the Investment Company Act and (ii) of the happening of any event during the period described in Section 5(f) below which in the judgment of the Fund makes any statement in the Notification, the Registration Statement or the Prospectus untrue in any material respect or which requires the making of any change in or addition to the Notification, the Registration Statement or the Prospectus in order to make the statements therein not misleading in any material respect. If at any time the Commission shall issue any order suspending the effectiveness of the Registration Statement or an order pursuant to Section 8(e) of the Investment Company Act, the Fund will make every reasonable effort to obtain the withdrawal of such order at the earliest possible moment.

            (c) To furnish to you a signed copy of each of the Notification and the Registration Statement as first filed with the Commission and of each amendment to it, including all exhibits, and to furnish to you and each Underwriter designated by you such number of conformed copies of the Notification and the Registration Statement as so filed and of each amendment to it, without exhibits, as you may reasonably request.

            (d) To prepare the Prospectus, the form and substance of which shall be reasonably satisfactory to you, and to file the Prospectus in such form with the Commission within the applicable period specified in the relevant subsection of Rule 497(b) under the Securities Act; during the period specified in Section 5(e) below, not to file any further amendment to the Registration Statement and not to make any amendment or supplement to the Prospectus of which you shall not previously have been advised or to which you shall reasonably object after being so advised; and, during such period, to prepare and file with the Commission, promptly upon your reasonable request, any amendment to the Registration Statement or amendment or supplement to the Prospectus which may be necessary or advisable in connection with the distribution of the Shares by you, and to use its best efforts to cause any such amendment to the Registration Statement to become promptly effective.

            (e) Prior to 10:00 A.M., New York City time, on the first business day after the date of this Agreement and from time to time thereafter for such period as in the opinion of counsel for the Underwriters a prospectus is required by law to be delivered in connection with sales by an Underwriter or a dealer, to furnish in New York City to each Underwriter and any dealer as many copies of the Prospectus (and of any amendment or supplement to the Prospectus) as such Underwriter or dealer may reasonably request.

            (f) If during the period specified in Section 5(e), any event shall occur or condition shall exist as a result of which, in the opinion of counsel for the Underwriters, it becomes necessary to amend or supplement the Prospectus in order to make the statements therein, in the light of the circumstances when the Prospectus is delivered to a purchaser, not misleading, or if, in the opinion of counsel for the Underwriters, it is necessary to amend or supplement the Prospectus to comply with applicable law, forthwith to prepare and file with the Commission an appropriate amendment or supplement to the Prospectus so that the statements in the Prospectus, as so amended or supplemented, will not in the light of the circumstances when it is so delivered, be misleading, or so that the Prospectus will comply with applicable law, and to furnish to each Underwriter and to any dealer as many copies thereof as such Underwriter or dealer may reasonably request.

            (g) To use its best efforts to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code").

            (h) Prior to any public offering of the Shares, to cooperate with you and counsel for the Underwriters in connection with the registration or qualification of the Shares for offer and sale by the several Underwriters and by dealers under the state securities or Blue Sky laws of such jurisdictions as you may request, to continue such registration or qualification in effect so long as required for distribution of the Shares and to file such consents to service of process or other documents as may be necessary in order to effect such registration or qualification; provided, however, that the Fund shall not be required in connection therewith to qualify as a foreign entity in any jurisdiction in which it is not now so qualified or to take any action that would subject it to general consent to service of process or taxation other than as to matters and transactions relating to the Prospectus, the Registration Statement, any preliminary prospectus or the offering or sale of the Shares, in any jurisdiction in which it is not now so subject.

            (i) To mail and make generally available to its stockholders as soon as practicable an earnings statement covering the twelve-month period ending September 30, 1999 that shall satisfy the provisions of Section 11(a) of the Securities Act, and to advise you in writing when such statement has been so made available.

            (j) During the period of three years after the date of this Agreement, to furnish to you as soon as available copies of all reports or other communications furnished to the record holders of Common Shares or furnished to or filed with the Commission or any national securities exchange on which any class of securities of the Fund is listed and such other publicly available information concerning the Fund as you may reasonably request.

            (k) Whether or not the transactions contemplated in this Agreement are consummated or this Agreement is terminated, to pay or cause to be paid all expenses incident to the performance of its obligations under this Agreement, including: (i) the fees, disbursements and expenses of the Fund's counsel and the Fund's accountants in connection with the registration and delivery of the Shares under the Acts and the Securities Exchange Act of 1934, as amended (the "Exchange Act") and all other fees and expenses in connection with the preparation, printing, filing and distribution of the Notification and the Registration Statement (including financial statements and exhibits), any preliminary prospectus, the Prospectus and all amendments and supplements to any of the foregoing, including the mailing and delivering of copies thereof to the Underwriters and dealers in the quantities specified herein, (ii) all costs and expenses related to the transfer and delivery of the Shares to the Underwriters, including any transfer or other taxes payable thereon, (iii) all costs of printing or producing this Agreement, the Fund Agreements (as defined in Section 7) and any other agreements or documents in connection with the offering, purchase, sale or delivery of the Shares, (iv) all expenses in connection with the registration or qualification of the Shares for offer and sale under the securities or Blue Sky laws of the several states and all costs of printing or producing any Preliminary and Supplemental Blue Sky Memoranda in connection therewith (including the filing fees and fees and disbursements of counsel for the Underwriters in connection with such registration or qualification and memoranda relating thereto), (v) the filing fees and disbursements of counsel for the Underwriters in connection with the review and clearance of the offering of the Shares by the National Association of Securities Dealers, Inc.,
      (vi) all fees and expenses in connection with the registration of the Shares under the Exchange Act and all costs and expenses incident to the listing of the Shares on the New York Stock Exchange (the "NYSE"), (vii) the cost of printing certificates representing the Shares, (viii) the costs and charges of any transfer agent, registrar and/or depositary, and (ix) all other costs and expenses incident to the performance of the obligations of the Fund hereunder for which provision is not otherwise made in this Section 5(k).

            (l) To use its best efforts to list, subject to official notice of issuance, the Shares on the NYSE and to maintain the listing of the Shares on the NYSE for a period of three years after the date of this Agreement.

            (m) To use its best efforts to do and perform all things required or necessary to be done and performed under this Agreement by the Fund prior to the Closing Date or any Option Closing Date, as the case may be, and to satisfy all conditions precedent to the delivery of the Shares.

            (n) If the Registration Statement at the time of the effectiveness of this Agreement does not cover all of the Shares, to file a Rule 462(b) Registration Statement with the Commission registering the Shares not so covered in compliance with Rule 462(b) by 10:00 P.M., New York City time, on the date of this Agreement and to pay to the Commission the filing fee for such Rule 462(b) Registration Statement at the time of the filing thereof or to give irrevocable instructions for the payment of such fee pursuant to Rule 111(b) under the Securities Act.

      SECTION 6. Agreements of the Investment Manager. The Investment Manager agrees with you and the Fund:

            (a) To use reasonable efforts to cause the Fund to comply with each of its covenants and agreements contained in Section 5 hereof.

            (b) In the event the transactions contemplated hereunder are not consummated, to pay all amounts which the Fund is obligated to pay under
      Section 5(k).

      SECTION 7. Representations and Warranties of the Fund. The Fund and the Investment Manager, jointly and severally, represent and warrant to each Underwriter that:

            (a) The Registration Statement has become effective (other than any Rule 462(b) Registration Statement to be filed by the Fund after the effectiveness of this Agreement); any Rule 462(b) Registration Statement filed after the effectiveness of this Agreement will become effective no later than 10:00 P.M., New York City time, on the date of this Agreement; and no stop order suspending the effectiveness of the Registration Statement is in effect, and no proceedings for such purpose are pending before or threatened by the Commission.

            (b) (i) The Registration Statement (other than any Rule 462(b) Registration Statement to be filed by the Fund after the effectiveness of this Agreement), when it became effective, did not contain and, as amended, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) the Registration Statement (other than any Rule 462(b) Registration Statement to be filed by the Fund after the effectiveness of this Agreement) and the Prospectus comply and, as amended or supplemented, if applicable, will comply in all material respects with the Acts and the Exchange Act, (iii) if the Fund is required to file a Rule 462(b) Registration Statement after the effectiveness of this Agreement, such Rule 462(b) Registration Statement and any amendments thereto, when they become effective (A) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and (B) will comply in all material respects with the Acts and the Exchange Act and
      (iv) the Prospectus does not contain and, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the representations and warranties set forth in this paragraph do not apply to statements or omissions in the Registration Statement or the Prospectus based upon information relating to any Underwriter furnished to the Fund in writing by such Underwriter through you expressly for use therein.

            (c) Each preliminary prospectus filed as part of the registration statement as originally filed or as part of any amendment thereto, or filed pursuant to Rule 497 under the Securities Act, complied when so filed in all material respects with the Acts, and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the representations and warranties set forth in this paragraph do not apply to statements or omissions in any preliminary prospectus based upon information relating to any Underwriter furnished to the Fund in writing by such Underwriter through you expressly for use therein.

            (d) The Fund has been duly formed, is validly existing as a business trust in good standing under the laws of the State of Delaware and has the power and authority to carry on its business as described in the Prospectus and is duly qualified to do business and in good standing in each jurisdiction in which the nature of its business requires such qualification, except where the failure to be so qualified would not have a material adverse effect on the business, prospects, financial condition or results of operations of the Fund.

            (e) The Fund is registered with the Commission as a non-diversified, closed-end management investment company under the Investment Company Act and no order of suspension or revocation of such registration has been issued or proceedings therefor initiated or, to the knowledge of the Fund or the Investment Manager, threatened by the Commission. No person is serving or acting as an officer or trustee of, or investment adviser to, the Fund except in accordance with the provisions of the Investment Company Act and the Investment Advisers Act of 1940, as amended, and the rules and regulations of the Commission thereunder (such act and rules being collectively referred to as the "Advisers Act").

            (f) Each of this Agreement, the Investment Management Agreement between the Investment Manager and the Fund (the "Management Agreement"), the Services Agreement between First Data Investor Services Group, Inc.(the "Administrator") and the Fund (the "Administration Agreement"), the Global Custodial Services Agreement between Citibank N.A. (the "Custodian") and the Fund (the "Custodian Agreement"), the Transfer Agency and Services Agreement between First Data Investor Services Group, Inc. (the "Transfer and Dividend Disbursing Agent") and the Fund (the "Transfer Agency Agreement") (this Agreement, the Management Agreement, the Administration Agreement, the Custodian Agreement and the Transfer Agency Agreement are referred to herein, collectively, as the "Fund Agreements"), respectively, has been duly authorized, executed and delivered by the Fund. Each Fund Agreement, other than this Agreement, assuming due authorization, execution and delivery by the other parties thereto, and the Plan constitutes the legal, valid and binding obligation of the Fund, enforceable against the Fund in accordance with its terms except as such enforceability may be limited by applicable bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or similar laws affecting creditors' rights generally and by general principles of equity, regardless of whether considered in a proceeding in equity or at law.

            (g) There are no outstanding subscriptions, rights, warrants, options, calls, convertible securities, commitments of sale or liens granted or issued by the Fund relating to or entitling any person to purchase or otherwise to acquire any shares of the capital stock of the Fund, except as otherwise disclosed in the Registration Statement.

            (h) All the outstanding shares of capital stock of the Fund have been duly authorized and validly issued and are fully paid, non-assessable and not subject to any preemptive or similar rights; and the Shares have been duly authorized and, when issued and delivered to the Underwriters against payment therefor as provided by this Agreement, will be validly issued, fully paid and non-assessable, and the issuance of such Shares will not be subject to any preemptive or similar rights.

            (i) The authorized capital stock of the Fund conforms in all material respects to the description thereof contained in the Prospectus, and the Agreement and Declaration of Trust dated as of April 24, 1998 (the "Declaration of Trust") and by-laws of the Fund, the Fund Agreements and the Plan conform in all material respects to the descriptions thereof contained in the Prospectus.

            (j) The Declaration of Trust and by-laws of the Fund, the Fund Agreements and the Plan comply with all applicable provisions of the Acts, and all approvals of such documents required under the Investment Company Act by the Fund's shareholders and trustees have been obtained and are in full force and effect.

            (k) The Fund is not in violation of the Declaration of Trust or by-laws or in default in the performance of any obligation, agreement, covenant or condition contained in any agreement or instrument that is material to the Fund to which it is a party or by which it or its property is bound.

            (l) The Fund intends to direct the investment of the proceeds of the offering described in the Prospectus in such a manner as to comply with the requirements of Subchapter M of the Code, and the Fund is qualifies as a regulated investment company under Subchapter M of the Code.

            (m) The execution, delivery and performance by the Fund of each Fund Agreement, the compliance by the Fund with all the provisions thereof and the consummation of the transactions contemplated thereby will not (i) require any consent, approval, authorization or other order of, or qualification with, any court or governmental body or agency (except such as may be required under the securities or Blue Sky laws of the various states), (ii) conflict with or constitute a breach of any of the terms or provisions of, or a default under, the Declaration of Trust or by-laws of the Fund or any agreement or instrument that is material to the Fund to which it is a party or by which it or its property is bound, (iii) violate or conflict with any applicable law or any rule, regulation, judgment, order or decree of any court or any governmental body or agency having jurisdiction over it or its property or (iv) result in the suspension, termination or revocation of any Authorization (as defined below) of the Fund or any other impairment of the rights of the holder of any such Authorization.

            (n) There are no legal or governmental proceedings pending or threatened to which the Fund is or could be a party or to which any of its property is or could be subject that are required to be described in the Registration Statement or the Prospectus and are not so described; nor are there any statutes, regulations, contracts or other documents that are required to be described in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement that are not so described or filed as required.

            (o) The Fund has such consents, orders (including exemptive orders), certificates, authorizations and other approvals (each, an "Authorization") of, and has made all filings with and notices to, all governmental or regulatory authorities and self-regulatory organizations and all courts and other tribunals, as are necessary to own and use its assets and to conduct its business in the manner described in the Prospectus, except where the failure to have any such Authorization or to make any such filing or notice would not, singly or in the aggregate, have a material adverse effect on the business, prospects, financial condition or results of operations of the Fund. Each such Authorization is valid and in full force and effect and the Fund is in compliance with all the terms and conditions thereof and with the rules and regulations of the authorities and governing bodies having jurisdiction with respect thereto; and no event has occurred (including, without limitation, the receipt of any notice from any authority or governing body) which allows or, after notice or lapse of time or both, would allow, revocation, suspension or termination of any such Authorization or results or, after notice or lapse of time or both, would result in any other impairment of the rights of the holder of any such Authorization; and such Authorizations contain no restrictions that are burdensome to the Fund; except where such failure to be valid and in full force and effect or to be in compliance, the occurrence of any such event or the presence of any such restriction would not, singly or in the aggregate, have a material adverse effect on the business, prospects, financial condition or results of operations of the Fund.

            (p) Ernst & Young LLP are independent public accountants with respect to the Fund as required by the Acts.

            (q) The statement of assets and liabilities included in the Registration Statement and the Prospectus (and any amendment or supplement thereto), presents fairly the financial position of the Fund as of the date indicated and such statement has been prepared in accordance with generally accepted accounting principles.

            (r) Since the respective dates as of which information is given in the Prospectus other than as set forth in the Prospectus (exclusive of any amendments or supplements thereto subsequent to the date of this Agreement), (i) there has not occurred any material adverse change or any development involving a prospective material adverse change in the condition, financial or otherwise, or the earnings, business, management or operations of the Fund from that set forth in the Prospectus (exclusive of any amendments or supplements thereto subsequent to the date of this Agreement) and (ii) there have been no transactions entered into by the Fund which are material to the Fund other than those in the ordinary course of its business or as described in the Prospectus.

            (s) The Fund Agreements (other than this Agreement) and the Plan are in full force and effect and neither the Fund nor, to the Fund's knowledge, any other party to any such agreement is in default thereunder and, to the knowledge of the Fund and the Investment Manager, no event has occurred which with the passage of time or the giving of notice or both would constitute a default thereunder. The Fund is not currently in breach of, or in default under, any other written agreement or instrument to which it or its property is bound or affected.

            (t) The Shares and any shares of Common Shares outstanding prior to the issuance of the Shares have been approved for listing on the NYSE, subject to official notice of issuance.

            (u) There are no material restrictions, limitations or regulations with respect to the ability of the Fund to invest its assets as described in the Prospectus, other than as described therein.

            (v) Any advertisement used with the written consent of the Fund in the public offering of the Shares (an "Omitting Prospectus") does not contain an untrue statement of a material fact.

      SECTION 8. Representations and Warranties Relating to the Investment Manager. The Investment Manager represents and warrants to each Underwriter that:

            (a) The Investment Manager has been duly incorporated, is validly existing as a corporation in good standing under the laws of the State of Delaware, has the corporate power and authority to carry on its business as described in the Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the nature of its business requires such qualification, except where failure to be so qualified would not have a material adverse effect on the Investment Manager.

            (b) The Investment Manager is duly registered as an investment adviser under the Advisers Act, and is not prohibited by the Investment Advisers Act of 1940 or the Investment Company Act from acting under the Management Agreement as an investment adviser to the Fund as contemplated by the Prospectus, and no order of suspension or revocation of such registration has been issued or proceedings therefor initiated or, to the knowledge of the Investment Manager, threatened by the Commission.

            (c) Each of this Agreement and the Management Agreement has been duly authorized, executed and delivered by the Investment Manager and complies with all applicable provisions of the Investment Company Act and the Investment Advisers Act. The Management Agreement, assuming due authorization, execution and delivery by the other parties thereto, constitutes the legal, valid and binding obligation of the Investment Manager, enforceable against the Investment Manager in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or similar laws affecting creditors' rights generally and by general principles of equity, regardless of whether considered in a proceeding in equity or at law.

            (d) The execution and delivery by the Investment Manager of, and the performance by the Investment Manager of its obligations under, this Agreement and the Management Agreement do not and will not contravene any provision of applicable law or the certificate of incorporation or by-laws of the Investment Manager or any agreement or other instrument binding upon the Investment Manager that is material to the Investment Manager, or any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Investment Manager. No consent, approval, authorization, or other order of or qualification with, any court or governmental body or agency, self-regulatory agency or other tribunal is required for the performance by the Investment Manager of its obligations under this Agreement or the Management Agreement except such as have been obtained and as may be required by the Acts, the Exchange Act or the securities or Blue Sky laws of the various states in connection with the offer and sale of the Shares.

            (e) There are no legal or governmental proceedings pending or threatened, to which the Investment Manager is or could be a party or is or could be subject that are required to be described in the Registration Statement or the Prospectus and are not so described.

            (f) The Investment Manager has such Authorizations of, and has made all filings with and notices to, all governmental or regulatory authorities and self-regulatory organizations and all courts and other tribunals, as are necessary to own and use its assets and to conduct its business in the manner described in the Prospectus, except where the failure to have any such Authorization or to make any such filing or notice would not, singly or in the aggregate, have a material adverse effect on the business, prospects, financial condition or results of operations of the Investment Manager. Each such Authorization is valid and in full force and effect and the Investment Manager is in compliance with all the terms and conditions thereof and with the rules and regulations of the authorities and governing bodies having jurisdiction with respect thereto; and no event has occurred (including, without limitation, the receipt of any notice from any authority or governing body) which allows or, after notice or lapse of time or both, would allow, revocation, suspension or termination of any such Authorization or results or, after notice or lapse of time or both, would result in any other impairment of the rights of the holder of any such Authorization; and such Authorizations contain no restrictions that are burdensome to the Investment Manager; except where such failure to be valid and in full force and effect or to be in compliance, the occurrence of any such event or the presence of any such restriction would not, singly or in the aggregate, have a material adverse effect on the business, prospects, financial condition or results of operations of the Investment Manager.

            (g) The Management Agreement is in full force and effect and neither the Investment Manager nor, to the Investment Manager's knowledge, the Fund is in default thereunder and, to the knowledge of the Investment Manager, no event has occurred which with the passage of time or the giving of notice or both would constitute a default under such document.

            (h) All information furnished by the Investment Manager for use in the Registration Statement and Prospectus, including, without limitation, the description of the Investment Manager, does not, and on the Closing Date will not, contain any untrue statement of a material fact or omit to state any material fact necessary to make such information not misleading.

            (i) Since the respective dates as of which information is given in the Prospectus other than as set forth in the Prospectus (exclusive of any amendments or supplements thereto subsequent to the date of this Agreement), there has not occurred any material adverse change or any development involving a prospective material adverse change in the condition, financial or otherwise, or the earnings, business, management or operations of the Investment Manager from that set forth in the Prospectus (exclusive of any amendments or supplements thereto subsequent to the date of this Agreement).

            SECTION 9. Indemnification. (a) Each of the Fund and the Investment Manager, jointly and severally, agree to indemnify and hold harmless each Underwriter, its directors, its officers and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act from and against any and all losses, claims, damages, liabilities and judgments (including, without limitation, any legal or other expenses incurred in connection with investigating or defending any matter, including any action, that could give rise to any such losses, claims, damages, liabilities or judgments) caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto), the Prospectus (or any amendment or supplement thereto), any Omitting Prospectus or any preliminary prospectus, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, liabilities or judgments are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information relating to any Underwriter furnished in writing to the Fund by such Underwriter through you expressly for use therein; provided that the foregoing indemnity agreement with respect to any Omitting Prospectus or preliminary prospectus shall not inure to the benefit of any Underwriter who failed to deliver the Prospectus, as then amended or supplemented (so long as the Prospectus and any such amendment or supplement was provided by the Fund to the several Underwriters in the requisite quantity and on a timely basis to permit proper delivery on or prior to the Closing Date) to the person asserting any losses, claims, damages, liabilities or judgments caused by any untrue statement or alleged untrue statement of a material fact contained in such Omitting Prospectus or preliminary prospectus, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, if such material misstatement or omission or alleged material misstatement or omission was cured in the Prospectus, as so amended or supplemented, and such Prospectus was required by law to be delivered at or prior to the written confirmation of sale to such person; provided further, that the Investment Manager will be required to indemnify and hold harmless any indemnified party pursuant to this paragraph only to the extent that the Fund fails to indemnify and hold harmless such indemnified party pursuant to this paragraph.

            (b) Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Fund and the Investment Manager, their respective trustees or directors, and each officer of the Fund who signs the Registration Statement and each person, if any, who controls the Fund or the Investment Manager within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, to the same extent as the foregoing indemnity from the Fund and the Investment Manager to such Underwriter but only with reference to information relating to such Underwriter furnished in writing to the Fund by such Underwriter through you expressly for use in the Registration Statement (or any amendment thereto), the Prospectus (or any amendment or supplement thereto), any Omitting Prospectus or any preliminary prospectus.

            (c) In case any action shall be commenced involving any person in respect of which indemnity may be sought pursuant to Section 9(a) or 9(b) (the "indemnified party"), the indemnified party shall promptly notify the person against whom such indemnity may be sought (the "indemnifying party") in writing and the indemnifying party shall assume the defense of such action, including the employment of counsel reasonably satisfactory to the indemnified party and the payment of all fees and expenses of such counsel, as incurred (except that in the case of any action in respect of which indemnity may be sought pursuant to both Sections 9(a) and 9(b), the Underwriter shall not be required to assume the defense of such action pursuant to this Section 9(c), but may employ separate counsel and participate in the defense thereof, but the fees and expenses of such counsel, except as provided below, shall be at the expense of such Underwriter). Any indemnified party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of the indemnified party unless (i) the employment of such counsel shall have been specifically authorized in writing by the indemnifying party, (ii) the indemnifying party shall have failed to assume the defense of such action or employ counsel reasonably satisfactory to the indemnified party or (iii) the named parties to any such action (including any impleaded parties) include both the indemnified party and the indemnifying party, and the indemnified party shall have been advised by such counsel that there may be one or more legal defenses available to it which are different from or additional to those available to the indemnifying party (in which case the indemnifying party shall not have the right to assume the defense of such action on behalf of the indemnified party). In any such case, the indemnifying party shall not, in connection with any one action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) for all indemnified parties and all such fees and expenses shall be reimbursed as they are incurred. In the case of any such separate firm for the Underwriters and such control persons of Underwriters, such firm shall be designated in writing by Donaldson, Lufkin & Jenrette Securities Corporation. In the case of any such separate firm for the Fund, and such trustees, officers and control persons of the Fund, such firm shall be designated in writing by the Fund. In the case of any such separate firm for the Investment Manager, and such directors and control persons of the Investment Manager, such firm shall be designated in writing by the Investment Manager. The indemnifying party shall indemnify and hold harmless the indemnified party from and against any and all losses, claims, damages, liabilities and judgments by reason of any settlement of any action (i) effected with its written consent or
      (ii) effected without its written consent if the settlement is entered into more than twenty business days after the indemnifying party shall have received a request from the indemnified party for reimbursement for the fees and expenses of counsel (in any case where such fees and expenses are at the expense of the indemnifying party) and, prior to the date of such settlement, the indemnifying party shall have failed to comply with such reimbursement request. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement or compromise of, or consent to the entry of judgment with respect to, any pending or threatened action in respect of which the indemnified party is or could have been a party and indemnity or contribution may be or could have been sought hereunder by the indemnified party, unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability on claims that are or could have been the subject matter of such action and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of the indemnified party.

            (d) To the extent the indemnification provided for in this Section 9 is unavailable to an indemnified party or insufficient in respect of any losses, claims, damages, liabilities or judgments referred to therein, then each indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities and judgments (i) in such proportion as is appropriate to reflect the benefits received by the Fund and the Investment Manager on the one hand and the Underwriters on the other hand from the offering of the Shares or (ii) if the allocation provided by clause 9(d)(i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Fund and the Investment Manager on the one hand and the Underwriters on the other hand in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or judgments, as well as any other relevant equitable considerations. The relative benefits received by the Fund or the Investment Manager shall be deemed to equal the aggregate public offering price of the Shares. The benefits received by the Underwriters shall be deemed to equal the product of $0.50 times the aggregate number of Shares purchased by the Underwriters hereunder. The relative fault of the parties shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Fund or the Investment Manager on the one hand or the Underwriters on the other hand and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Investment Manager agrees to pay or cause to be paid any amounts that are payable by the Fund pursuant to this paragraph to the extent that the Fund fails to make all contributions required to be made by the Fund pursuant to this paragraph.

            The Fund, the Investment Manager and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 9(d) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities or judgments referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses incurred by such indemnified party in connection with investigating or defending any matter, including any action, that could have given rise to such losses, claims, damages, liabilities or judgments. Notwithstanding the provisions of this Section 9, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities
      Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute pursuant to this Section 9(d) are several in proportion to the respective number of Shares purchased by each of the Underwriters hereunder and not joint.

            (e) The indemnity and contribution provisions contained in this
      Section 9 and the representations and warranties of the Fund and the Investment Manager contained in this Agreement shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of any Underwriter, its officers or directors or any person controlling any Underwriter, the Investment Manager, its officers or directors or any person controlling the Investment Manager or the Fund, its trustees or directors or any person controlling the Fund and (iii) acceptance of and payment for any of the Shares.

            (f) The remedies provided for in this Section 9 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

      SECTION  10.   Conditions  of  Underwriters'   Obligations.   The  several
obligations of the Underwriters to purchase the Firm Shares under this Agreement are subject to the satisfaction of each of the following conditions:

            (a) All the representations and warranties of the Fund and the Investment Manager contained in this Agreement shall be true and correct on the Closing Date with the same force and effect as if made on and as of the Closing Date.

            (b) If the Fund is required to file a Rule 462(b) Registration Statement after the effectiveness of this Agreement, such Rule 462(b) Registration Statement shall have become effective by 10:00 P.M., New York City time, on the date of this Agreement; and no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been commenced or shall be pending before or contemplated by the Commission.

            (c) You shall have received on the Closing Date a certificate dated the Closing Date, signed by G. Moffett Cochran and Martin Jaffe, in their capacities as the President and Vice-President of the Fund, confirming the matters set forth in Sections 7(r), 10(a) and 10(b) and that the Fund has complied with all of the agreements and satisfied all of the conditions herein contained and required to be complied with or satisfied by the Fund on or prior to the Closing Date.

            (d) You shall have received on the Closing Date a certificate dated the Closing Date, signed by G. Moffett Cochran and Martin Jaffe, in their capacities as the President and Chief Operating Officer of the Investment Manager, confirming the matters set forth in Sections 8(j), 10(a) and 10(b) and that the Investment Manager has complied with all of the agreements and satisfied all of the conditions herein contained and required to be complied with or satisfied by the Investment Manager on or prior to the Closing Date.

            (e) Since the respective dates as of which information is given in the Prospectus other than as set forth in the Prospectus (exclusive of any amendments or supplements thereto subsequent to the date of this Agreement), (i) there shall not have occurred any change or any development involving a prospective change in the condition, financial or otherwise, or the earnings, business, management or operations of the Fund or the Investment Manager, from that set forth in the Prospectus (exclusive of any amendments or supplements thereto subsequent to the date of this Agreement) and (ii) there have been no transactions entered into by the Fund or the Investment Manager which are material to the Fund or the Investment Manager other than those in the ordinary course of their business or as described in the Prospectus, the effect of which, in any such case described in clause (i) or (ii), in your judgment, is material and adverse and, in your judgment, makes it impracticable to market the Shares on the terms and in the manner contemplated in the Prospectus.

            (f) You shall have received on the Closing Date an opinion (reasonably satisfactory to you and counsel for the Underwriters), dated the Closing Date, of Skadden, Arps, Slate, Meagher & Flom LLP, counsel for the Fund, to the effect that:

                  (i) the Fund has been duly formed, is validly existing as a business trust in good standing under the laws of the State of Delaware and has the power and authority to carry on its business as described in the Prospectus;

                  (ii) the Fund is duly qualified and is in good standing to do business in each jurisdiction in which the nature of its business requires such qualification, except where the failure to be so qualified would not have a material adverse effect on the business, prospects, financial condition or results of operations of the Fund;

                  (iii) the Fund is registered with the Commission as a
            non-diversified, closed-end management investment company under the Investment Company Act and no order of suspension or revocation of such registration has been issued or proceedings therefor initiated or, to the best of counsel's knowledge, threatened by the Commission;

                  (iv) each Fund Agreement has been duly authorized, executed and delivered by the Fund. Each Fund Agreement, other than this Agreement, assuming due authorization, execution and delivery by the other parties thereto, and the Plan, constitutes the legal, valid and binding obligation of the Fund, enforceable against the Fund in accordance with its terms except as such enforceability may be limited by applicable bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or similar laws affecting creditors' rights generally and by general principles of equity, regardless of whether considered in a proceeding in equity or at law;

                  (v) all the outstanding capital shares of the Fund have been duly authorized and validly issued and are fully paid, non-assessable and not subject to any preemptive or similar rights;

                  (vi) the Shares have been duly authorized and, when issued and delivered to the Underwriters against payment therefor as provided by this Agreement, will be validly issued, fully paid and non-assessable, and the issuance of such Shares will not be subject to any preemptive or similar rights;

                  (vii) the authorized capital shares of the Fund conforms as to legal matters to the description thereof contained in the Prospectus, and the Declaration of Trust and by-laws of the Fund, conform in all material respects to the descriptions thereof contained in the Prospectus;

                  (viii) the Shares have been approved for listing on the NYSE, subject to official notice of issuance;

                  (ix) the Fund does not require any tax or other rulings to enable it to qualify as a regulated investment company under Subchapter M of the Code;

                  (x) the Registration Statement has become effective under the
            Acts, no stop order suspending its effectiveness has been issued and no proceedings for that purpose are, to the best of such counsel's knowledge after due inquiry, pending before or contemplated by the Commission;

                  (xi) the statements under the captions "Description of Shares"
            and "Taxes" in the Prospectus and Item 29 of Part C of the Registration Statement, insofar as such statements constitute a summary of the legal matters, documents or proceedings referred to therein, fairly present the information called for with respect to such legal matters, documents and proceedings;

                  (xii) the Fund is not in violation of its Declaration of Trust or by-laws and, to the best of such counsel's knowledge after due inquiry, the Fund is not in default in the performance of any obligation, agreement, covenant or condition contained in any agreement or instrument that is material to the Fund, to which it is a party or by which its property is bound;

                  (xiii) the execution, delivery and performance by the Fund of each Fund Agreement, the compliance by the Fund with all the provisions hereof and the consummation of the transactions contemplated thereby will not (A) require any consent, approval, authorization or other order of, or qualification with, any court or governmental body or agency (except such as may be required under the securities or Blue Sky laws of the various states), (B) conflict with or constitute a breach of any of the terms or provisions of, or a default under, the Declaration of Trust or by-laws of the Fund or any agreement or instrument that is material to the Fund to which it is a party or by which it or its property is bound, (C) violate or conflict with any applicable law or any rule, regulation, judgment, order or decree of any court or any governmental body or agency having jurisdiction over it or its property or (D) result in the suspension, termination or revocation of any Authorization of the Fund or any other impairment of the rights of the holder of any such Authorization;

                  (xiv) such counsel does not know of any legal or governmental proceedings pending or threatened to which the Fund is or could be a party or to which its property is or could be subject that are required to be described in the Registration Statement or the Prospectus and are not so described, or of any statutes, regulations, contracts or other documents that are required to be described in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement that are not so described or filed as required;

                  (xv) the Fund has such Authorizations of, and has made all filings with and notices to, all governmental or regulatory authorities and self-regulatory organizations and all courts and other tribunals as are necessary to own and use its assets and to conduct its business, except where the failure to have any such Authorization or to make any such filing or notice would not, singly or in the aggregate, have a material adverse effect on the business, prospects, financial condition or results of operations of the Fund; each such Authorization is valid and in full force and effect and the Fund is in compliance with all the terms and conditions thereof and with the rules and regulations of the authorities and governing bodies having jurisdiction with respect thereto; and no event has occurred (including, without limitation, the receipt of any notice from any authority or governing body) which allows or, after notice or lapse of time or both, would allow, revocation, suspension or termination of any such Authorization or results or, after notice or lapse of time or both, would result in any other impairment of the rights of the holder of any such Authorization; and such Authorizations contain no restrictions that are burdensome to the Fund; and

                  (xvi) (A) the Registration Statement, the Notification, and
            the Prospectus and any supplement or amendment thereto (except for the financial statements and other financial data included therein as to which no opinion need be expressed) comply as to form with the Acts, (B) such counsel has no reason to believe that at the time the Registration Statement became effective or on the date of this Agreement, the Registration Statement and the prospectus included therein (except for the financial statements and other financial data as to which such counsel need not express any belief) contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading and (C) such counsel has no reason to believe that the Prospectus, as amended or supplemented, if applicable (except for the financial statements and other financial data, as aforesaid) contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

      The opinion of  Skadden,  Arps,  Slate,  Meagher & Flom LLP  described  in
Section 10(f) above shall be rendered to you at the request of the Fund and shall so state therein.

            (g) You shall have received on the Closing Date an opinion, dated the Closing Date, of Skadden, Arps, Slate, Meagher & Flom LLP, counsel for the Investment Manager, to the effect that:

                  (i) the Investment Manager has been duly incorporated, is
            validly existing as a corporation in good standing under the laws of the State of Delaware, has the corporate power and authority to carry on its business as described in the Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the nature of its business requires such qualification, except where failure to be so qualified would not have a material adverse effect on the Investment Manager;

                  (ii) the Investment Manager is duly registered as an
            investment adviser under the Advisers Act and is not prohibited by the Advisers Act or the Investment Company Act from acting under the Management Agreement as an investment adviser to the Fund as contemplated by the Prospectus, and no order of suspension or revocation of such registration has been issued or proceedings therefor initiated or, to the knowledge of the Investment Manager, threatened by the Commission;

                  (iii) each of this Agreement and the Management Agreement has been duly authorized, executed and delivered by the Investment Manager and complies with all applicable provisions of the Acts. The Management Agreement, assuming due authorization, execution and delivery by the other parties thereto, constitutes the legal, valid and binding obligation of the Investment Manager, enforceable against the Investment Manager in accord ance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or similar laws affecting creditors' rights generally and by general principles of equity, regardless of whether considered in a proceeding in equity or at law;

                  (iv) the execution and delivery by the Investment Manager of, and the performance by the Investment Manager of its obligations under, this Agreement and the Management Agreement do not and will not contravene any provision of applicable law or the certificate of incorporation or by-laws of the Investment Manager or any agreement or other instrument binding upon the Investment Manager that is material to the Investment Manager, or any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Investment Manager. No consent, approval, authorization, or other order of or qualification with, any court or governmental body or agency, self-regulatory agency or other tribunal is required for the performance by the Investment Manager of its obligations under this Agreement or the Management Agreement except such as have been obtained and as may be required by the Acts, the Exchange Act or the securities or Blue Sky laws of the various states in connection with the offer and sale of the Shares;

                  (v) such counsel does not know of any legal or governmental proceedings pending or threatened, to which the Investment Manager is or could be a party or is or could be subject that are required to be described in the Registration Statement or the Prospectus and are not so described, or of any statutes, regulations, contracts or other documents that are required to be described in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement that are not so described or filed as required;

                  (vi) the Investment Manager has such Authorizations of, and has made all filings with and notices to, all governmental or regulatory authorities and self-regulatory organizations and all courts and other tribunals, as are necessary to own and use its assets and to conduct its business in the manner described in the Prospectus, except where the failure to have any such Authorization or to make any such filing or notice would not, singly or in the aggregate, have a material adverse effect on the business, prospects, financial condition or results of operations of the Investment Manager. Each such Authorization is valid and in full force and effect and the Investment Manager is in compliance with all the terms and conditions thereof and with the rules and regulations of the authorities and governing bodies having jurisdiction with respect thereto; and no event has occurred (including, without limitation, the receipt of any notice from any authority or governing body) which allows or, after notice or lapse of time or both, would allow, revocation, suspension or termination of any such Authorization or results or, after notice or lapse of time or both, would result in any other impairment of the rights of the holder of any such Authorization; and such Authorizations contain no restrictions that are burdensome to the Investment Manager; and

                  (vii) the description of the Investment Manager in the
            Registration Statement and Prospectus does not contain any untrue statement of a material fact or omit to state any material fact necessary to make such the statements therein, in light of the circumstances under which they were made, not misleading.

            (h) You shall have received on the Closing Date an opinion, dated the Closing Date, of Davis Polk & Wardwell, counsel for the Underwriters, as to the matters referred to in Sections 10(f)(iv) (but only as to this Agreement), 10(f)(vi), 10(f)(xi) (but only with respect to the statements under the caption "Description of Shares" and "Taxes") and 10(f)(xvi).

            In giving such opinions with respect to the matters covered by
      Section 10(f)(xvi) Skadden, Arps, Slate, Meagher & Flom LLP and Davis Polk & Wardwell may state that their opinion and belief are based upon their participation in the preparation of the Registration Statement and Prospectus and any amendments or supplements thereto and review and discussion of the contents thereof, but are without independent check or verification except as specified.

            (i) You shall have received on the Closing Date a certificate from a duly authorized officer of the Custodian certifying that the Global Custodial Services Agreement is in full force and effect and is the legal, valid, binding and enforceable obligation of the Custodian, assuming that such Agreement is a legal, valid, binding and enforceable obligation of the other party thereto.

            (j) You shall have received on the Closing Date a certificate from a duly authorized officer of the Transfer and Dividend Disbursing Agent, certifying that the Transfer Agency Agreement is in full force and effect and is the legal, valid, binding and enforceable obligation of the

      Transfer and Dividend Disbursing Agent, assuming that such Agreement is a legal, valid, binding and enforceable obligation of the other party thereto.

            (k) You shall have received on the Closing Date a certificate from a duly authorized officer of the Administrator certifying that the Administration Agreement is in full force and effect and is the legal, valid, binding and enforceable obligation of the Administrator, assuming that such Agreement is a legal, valid, binding and enforceable obligation of the other party thereto.

            (l) You shall have received, on each of the date hereof and the Closing Date, a letter dated the date hereof or the Closing Date, as the case may be, in form and substance satisfactory to you, from Ernst & Young LLP, independent public accountants, containing the information and statements of the type ordinarily included in accountants' "comfort letters" to Underwriters regarding the Fund contained in the Registration Statement and the Prospectus.

            (m) All proceedings taken by the Fund and the Investment Manager in connection with the organization and registration of the Fund and the Shares under the Acts shall be satisfactory in form and substance to you and counsel for the Underwriters.

            (n) No proceedings shall have been instituted or threatened by the Commission which would adversely affect the Fund's standing as a registered investment company under the Investment Company Act or the standing of the Investment Manager as a registered investment adviser under the Advisers Act.

            (o) The Shares shall have been duly authorized for listing, subject only to official notice of issuance, on the NYSE.

            (p) The Fund and the Investment Manager shall not have failed on or prior to the Closing Date to perform or comply with any of the agreements herein contained and required to be performed or complied with by the Fund and the Investment Manager on or prior to the Closing Date.

      The several obligations of the Underwriters to purchase any Additional Shares hereunder are subject to the delivery to you on the applicable Option Closing Date of such documents as you may reasonably request with respect to the good standing of the Fund and the Investment Manager, the due authorization and issuance of such Additional Shares and other matters related to the issuance of such Additional Shares.

      SECTION 11. Effectiveness of Agreement and Termination. This Agreement shall become effective upon the execution and delivery of this Agreement by the parties hereto.

      This Agreement may be terminated at any time on or prior to the Closing Date by you by written notice to the Fund if any of the following has occurred:
(i) any outbreak or escalation of hostilities or other national or international calamity or crisis or change in economic conditions or in the financial markets of the United States or elsewhere that, in your judgment, is material and adverse and, in your judgment, makes it impracticable to market the Shares on the terms and in the manner contemplated in the Prospectus, (ii) the suspension or material limitation of trading in securities or other instruments on the NYSE, the American Stock Exchange, the Chicago Board of Options Exchange, the Chicago Mercantile Exchange, the Chicago Board of Trade or the NASDAQ National Market or limitation on prices for securities or other instruments on any such exchange or the NASDAQ National Market, (iii) the enactment, publication, decree or other promulgation of any federal or state statute, regulation, rule or order of any court or other governmental authority which in your opinion materially and adversely affects, or will materially and adversely affect, the business, prospects, financial condition or results of operations of the Fund, (iv) the declaration of a banking moratorium by either federal or New York State authorities or (v) the taking of any action by any federal, state or local government or agency in respect of its monetary or fiscal affairs which in your opinion has a material adverse effect on the financial markets in the United States and that, in your judgment, is material and adverse and, in your judgment, makes it impracticable to market the Shares on the terms and in the manner contemplated in the Prospectus.

      If on the Closing Date or on an Option Closing Date, as the case may be, any one or more of the Underwriters shall fail or refuse to purchase the Firm Shares or Additional Shares, as the case may be, which it has or they have agreed to purchase hereunder on such date and the aggregate number of Firm Shares or Additional Shares, as the case may be, which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase is not more than one-tenth of the total number of Firm Shares or Additional Shares, as the case may be, to be purchased on such date by all Underwriters, each non-defaulting Underwriter shall be obligated severally, in the proportion which the number of Firm Shares set forth opposite its name in Schedule I bears to the total number of Firm Shares which all the non-defaulting Underwriters have agreed to purchase, or in such other proportion as you may specify, to purchase the Firm Shares or Additional Shares, as the case may be, which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase on such date that in no event shall the number of Shares which any Underwriter has agreed to purchase pursuant to
Section 2 hereof be increased pursuant to this Section 11 by an amount in excess of one-ninth of such number of Shares without the written consent of such Underwriter. If on the Closing Date any Underwriter or Underwriters shall fail or refuse to purchase Firm Shares and the aggregate number of Firm Shares with respect to which such default occurs is more than one-tenth of the aggregate number of Firm Shares to be purchased by all Underwriters and arrangements satisfactory to you and the Fund for purchase of such Firm Shares are not made within 48 hours after such default, this Agreement will terminate without liability on the part of any non-defaulting Underwriter, the Fund and the Investment Manager. In any such case which does not result in termination of this Agreement, either you or the Fund shall have the right to postpone the Closing Date, but in no event for longer than seven days, in order that the required changes, if any, in the Registration Statement and the Prospectus or any other documents or arrangements may be effected. If, on an Option Closing Date, any Underwriter or Underwriters shall fail or refuse to purchase Additional Shares and the aggregate number of Additional Shares with respect to which such default occurs is more than one-tenth of the aggregate number of Additional Shares to be purchased on such date, the non-defaulting Underwriters shall have the option to (i) terminate their obligation hereunder to purchase such Additional Shares or (ii) purchase not less than the number of Additional Shares that such non-defaulting Underwriters would have been obligated to purchase on such date in the absence of such default. Any action taken under this paragraph shall not relieve any defaulting Underwriter from liability in respect of any default of any such Underwriter under this Agreement.

      SECTION 12. Miscellaneous. Notices given pursuant to any provision of this Agreement shall be addressed as follows: (i) if to the Fund, to DLJ High Yield Bond Fund, 277 Park Avenue, New York, New York 10172; (ii) if to the Investment Manager, to DLJ Investment Management Corp., 277 Park Avenue, New York, New York 10172; and (iii) if to any Underwriter or to you, to you c/o Donaldson, Lufkin & Jenrette Securities Corporation, 277 Park Avenue, New York, New York 10172,
Attention: Syndicate Department, or in any case to such other address as the person to be notified may have requested in writing.

      The respective indemnities, contribution agreements, representations, warranties and other statements of the Fund, the Investment Manager and the several Underwriters set forth in or made pursuant to this Agreement shall remain operative and in full force and effect, and will survive delivery of and payment for the Shares, regardless of (i) any investigation, or statement as to the results thereof, made by or on behalf of any Underwriter, the officers or directors of any Underwriter, any person controlling any Underwriter, the Fund, the officers or trustees of the Fund or any person controlling the Fund, the Investment Manager, the officers or directors of the Investment Manager or any person controlling the Investment Manager, (ii) acceptance of the Shares and payment for them hereunder and (iii) termination of this Agreement.

      If for any reason the Shares are not delivered by or on behalf of the Fund as provided herein (other than as a result of any termination of this Agreement pursuant to Section 11), the Fund agrees to reimburse the several Underwriters for all out-of-pocket expenses (including the fees and disbursements of counsel) incurred by them. The Fund also agrees to reimburse the several Underwriters, their directors and officers and any persons controlling any of the Underwriters for any and all fees and expenses (including, without limitation, the fees and disbursements of counsel) incurred by them in connection with enforcing their rights hereunder (including, without limitation, pursuant to Section 9 hereof).

      Except as otherwise provided, this Agreement has been and is made solely for the benefit of and shall be binding upon the Fund, the Investment Manager, the Underwriters, the Underwriters' directors and officers, any controlling persons referred to herein, the Fund's and the Investment Manager's trustees or directors and the Fund's officers who sign the Registration Statement and their respective successors and assigns, all as and to the extent provided in this Agreement, and no other person shall acquire or have any right under or by virtue of this Agreement. The term "successors and assigns" shall not include a purchaser of any of the Shares from any of the several Underwriters merely because of such purchase.

      This Agreement shall be governed and construed in accordance with the laws of the State of New York.

      This Agreement may be signed in various counterparts which together shall constitute one and the same instrument.

      Please confirm that the foregoing correctly sets forth the agreement between the Fund, the Investment Manager and the several Underwriters.

                              Very truly yours,

                              DLJ HIGH YIELD BOND FUND

                                              /s/ Martin Jaffe
                                          By: ---------------------------------
                                              Title: Vice President

                              DLJ INVESTMENT MANAGEMENT CORP.

                                              /s/ Martin Jaffe
                                          By: ---------------------------------
                                              Title: Chief Operating Officer


DONALDSON, LUFKIN & JENRETTE
    SECURITIES CORPORATION
ADVEST, INC.
FAC/EQUITIES
FAHNESTOCK & CO. INC.
FIRST OF MICHIGAN CORPORATION
GRUNTAL & CO., L.L.C.
INTERSTATE/JOHNSON LANE CORPORATION
JANNEY MONTGOMERY SCOTT INC.
JOHNSTON, LEMON & CO.  INCORPORATED
SANDS BROTHERS & CO. LTD.
SUTRO & CO. INCORPORATED
TUCKER ANTHONY INCORPORATED

Acting severally on behalf of themselves and the several Underwriters named in Schedule I hereto

By: DONALDSON, LUFKIN & JENRETTE
          SECURITIES CORPORATION

    /s/ Craig Sim
By: -----------------------------
    Title: Managing Director

                                   SCHEDULE I

                                                    Number of Firm Shares
Underwriters                                           to be Purchased
------------                                        ---------------------
Donaldson, Lufkin & Jenrette Securities Corporation       2,159,100
Advest, Inc.                                              2,159,090
FAC/Equities                                              2,159,090
Fahnestock & Co. Inc.                                     2,159,090
First of Michigan Corporation                             2,159,090
Gruntal & Co., L.L.C.                                     2,159,090
Interstate/Johnson Lane Corporation                       2,150,090
Janney Montgomery Scott Inc.                              2,159,090
Johnston, Lemon & Company Incorporated                    2,159,090
Sands Brothers & Co. Ltd.                                 2,159,090
Sutro & Co. Incorporated                                  2,159,090
Tucker Anthony Incorporated                               2,159,090
ABN AMRO Chicago Corporation                                500,000
BT Alex.Brown Incorporated                                  500,000
CIBC Oppenheimer Corp.                                      500,000
A.G. Edwards & Sons, Inc.                                   500,000
ING Baring Furman Selz LLC                                  500,000
Lazard Freres & Co. LLC                                     500,000
PaineWebber Incorporated                                    500,000
Schroder & Co. Inc.                                         500,000
Adams, Harkness & Hill, Inc.                                250,000
Arnhold and S. Bleichroeder, Inc.                           250,000
Robert W. Baird & Co. Incorporated                          250,000
Barington Capital Group, L.P.                               250,000
George K. Baum & Company                                    250,000
Black & Company, Inc.                                       250,000
J.C. Bradford & Co.                                         250,000
Burnham Securities Inc.                                     250,000
Charsworth Securities, Inc.                                 250,000

                                                  Number of Firm Shares
Underwriters                                         to be Purchased
------------                                        ---------------------
Cleary, Gull, Reiland & McDevitt Inc.                       250,000
Crowell, Weedon & Co.                                       250,000
Dain Rauscher Wessels                                       250,000
Dominick & Dominick, Incorporated                           250,000
Suntrust Equitable Securities Corporation                   250,000
EVEREN Securities, Inc.                                     250,000
Ferris, Baker Watts, Inc.                                   250,000
Fifth Third/The Ohio company                                250,000
Jefferies & Company                                         250,000
Josephthal & Co. Inc.                                       250,000
C.L. King & Associates, Inc.                                250,000
Laidlaw Global Securities, Inc.                             250,000
Legg Mason Wood Walker, Incorporated                        250,000
Maxus Securities Corp.                                      250,000
McClurg Capital Corporation                                 250,000
McDonald & Company Securities, Inc.                         250,000
Morgan Keegan & Company, Inc.                               250,000
Needham & Company, Inc.                                     250,000
Noble Investment Co. of Palm Beach                          250,000
Ormes Capital Markets, Inc.                                 250,000
Parker/Hunter Incorporated                                  250,000
Peacock, Hislop, Staley & Given                             250,000
Pennsylvania Merchant Group                                 250,000
Piper Jaffray Inc.                                          250,000
Ragen Mackenzie Incorporated                                250,000
The Robinson-Humphrey Company, LLC                          250,000
Roney Capital Markets                                       250,000
Ryan, Beck & Co.                                            250,000
Sanders Morris Mundy Inc.                                   250,000
Scott & Stringfellow, Inc.                                  250,000
Stephens Inc.                                               250,000

                                                   Number of Firm Shares
Underwriters                                          to be Purchased
------------                                        ---------------------
Sufel, Nicolaus & Company, Incorporated                     250,000
Stone & Youngberg                                           250,000
TD Securities                                               250,000
C.E. Unterberg, Towbin                                      250,000
Van Kasper & Company                                        250,000
                                                            -------
             Total                                       40,000,000
                                                         ==========

                                       3